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                                                                    EXHIBIT 99.7

                                                 MERRILL LYNCH - MLMI TO TRUSTEE

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                       FOR

                     MASTER MORTGAGE LOAN PURCHASE AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of June 26, 2003 (the "Assignment"), is entered into among Merrill Lynch Mortgage Investors, Inc. (the "Assignor"), Merrill Lynch Credit Corporation, as the seller (the "Seller"), and Wells Fargo Bank Minnesota, National Association (the "Assignee") as Trustee under a Trust Agreement dated as of June 1, 2003 (the "Trust Agreement"), among the Assignor, as Depositor, and the Assignee, as Trustee.

                                    RECITALS

         WHEREAS, RWT Holdings, Inc. ("RWT Holdings") and the Seller have entered into a certain Master Mortgage Loan Purchase Agreement, dated as of April 1, 1998 (as amended or modified to the date hereof, the "Master Purchase Agreement"), and pursuant to the Purchase Price and Terms Letter(s) and Warranty Bill(s) of Sale issued under the Master Purchase Agreement and listed in Appendix A hereto (the "Purchase Price and Terms Letter(s)" and "Bill(s) of Sale," respectively) RWT Holdings has acquired from the Seller certain Mortgage Loans (the "Mortgage Loans"); and

         WHEREAS, RWT Holdings has previously sold, assigned and transferred all of its right, title and interest in certain of the Mortgage Loans (the "Specified Mortgage Loans") which are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule") and certain rights under the Master Purchase Agreement with respect to the Specified Mortgage Loans to Sequoia Residential Funding, Inc. ("Sequoia"); and

         WHEREAS, Sequoia has previously sold, assigned and transferred all of its right, title and interest in the Specified Mortgage Loans and certain rights under the Master Purchase Agreement with respect to the Specified Mortgage Loans to Assignor; and

         WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.       Assignment and Assumption.

                  (a) Effective on and as of the date hereof, the Assignor hereby pledges, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights (but none of the Purchaser's representations, warranties or obligations) provided under the Master Purchase Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

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                  (b)      Effective on and as of the date hereof, the Assignor
represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's interest in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

         2.       Recognition of the Assignee.

         From and after the date hereof, the Seller shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans under the Master Purchase Agreement. It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the Seller and the other parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

         3.       Continuing Effect.

         Except as contemplated hereby, the Master Purchase Agreement shall remain in full force and effect in accordance with its terms.

         4.       Governing Law.

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         5.       Notices.

         Any notices or other communications permitted or required under the Master Purchase Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Master Purchase Agreement and shall be sent to the Assignor and Assignee as follows:

                     Merrill Lynch Mortgage Investors, Inc.
                                250 Vesey Street
                      4 World Financial Center, 10th Floor
                            New York, New York 10080

                Wells Fargo Bank Minnesota, National Association
                                   P.O. Box 98
                               Columbia, MD 21046
                         (or, if by overnight delivery)
                             9062 Old Annapolis Road
                               Columbia, MD 21045
                         Facsimile Number: 410-715-2380

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Master Purchase Agreement.

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         6.       Counterparts.

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         7.       Definitions.

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Master Purchase Agreement.

                  [remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                       ASSIGNOR:

                                       MERRILL LYNCH MORTGAGE
                                       INVESTORS, INC.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       ASSIGNEE:

                                       WELLS FARGO BANK MINNESOTA,
                                       N. A., not in its individual capacity,
                                       but soley as trustee for the Merrill
                                       Lynch Mortgage Investors Trust, Series
                                       MLCC 2003-C

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       SELLER:

                                       MERRILL LYNCH CREDIT CORPORATION

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

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                                    EXHIBIT I

                             [INTENTIONALLY OMITTED]

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                                   APPENDIX A

PURCHASE PRICE AND TERMS LETTER(S)     WARRANTY BILL(S) OF SALE
----------------------------------     ------------------------

                                               6/26/03